Exhibit 10.1

FOURTH AMENDMENT
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Fourth Amendment dated as of May 6, 2002 to the Fourth Amended and Restated Credit Agreement (the “Amendment”), by and among HPSC, INC., a Delaware corporation (the “Borrower”), AMERICAN COMMERCIAL FINANCE COMPANY, a Delaware corporation (the “Guarantor” or “ACFC”), FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the “Banks”), and Fleet National Bank as agent for the Banks (in such capacity, the “Agent”), amending certain provisions of the Fourth Amended and Restated Credit Agreement dated as of May 12, 2000 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantor, the Banks and the Agent.  Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement, as specifically set fourth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendments to Section 1 of the Credit Agreement.

(a)  Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of “Revolving Credit Loan Maturity Date”:

Revolving Credit Loan Maturity Date.  The first to occur of (x) June 5, 2002 or (y) termination, as determined by the Agent in its sole and absolute discretion, of the Borrower’s proposed financing arrangements with Foothill Capital Corporation and others described in the Foothill Proposal Letter.

(b)  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

Foothill Proposal Letter.  The letter issued to the Borrower by Foothill Capital Corporation dated April 10, 2002, proposing up to $90,000,000 of senior secured revolving credit facilities.

§2.  Amendment to Section 4.3 of the Credit Agreement.  Section 4.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 4.3:

4.3 Repayments of the Term Loan.  The Borrower promises to pay to the Agent for the account of the Banks the principal amount of the Term Loan in four (4) consecutive quarterly installments, each equal as near as possible to 1/4th of the principal amount of the Term Loan outstanding on the Revolving Credit Loan Maturity Date, such installments to be due and payable on June 30, 2002, September 30, 2002, December 31, 2002 and March 31, 2003, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.

§3.  Amendment to Section 5.1.1.  The words “Revolving Credit Loan Maturity Date” in Section 5.1.1 are hereby deleted and replaced with “May 5, 2002”.

§4.  Amendment to Section 5.1.3.  The words “the date which is fourteen (14) business days prior to” are hereby deleted from Section 5.1.3.

§5.  Section 11.  The first sentence of the provision at the end of Section 11 is hereby amended to read in its entirety as follows:

For purposes of determining compliance with §11.1 for the fiscal quarter ending March 31, 2002, the Newco Transaction Costs shall be excluded from such calculation.

§6.  Amendment to Schedule 1.  Schedule 1 to the Credit Agreement is hereby replaced by the Schedule 1 attached to this Amendment.

§7.  Notice Requirement.  The Borrower will, immediately upon becoming aware thereof, notify the Agent, in writing, of termination of Borrower’s proposed financing arrangements with Foothill Capital Corporation.  The Borrower authorizes the Agent to communicate directly with Foothill Capital Corporation regarding the status of such financing arrangements.

§8.  Conditions to Effectiveness.  This Amendment shall not become effective until the Agent receives (a) a counterpart of this Amendment, executed by the Borrower, the Guarantor and all of the Banks and (b) such other documents as the Agent may request.

§9.  Representations and Warranties.  The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all amended hereby.  In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

§10.  Waiver and Release.  The Borrower (and by its execution of the Ratification by Guarantor hereto, the Guarantor) hereby represent, warrant and agree that neither of them has any claims, defenses, counterclaims or offsets against the Agent or any Bank in connection with the Credit Agreement or the Obligations and, to the extent that any such claim, defense, counterclaim or offset may exist, the Borrower and the Guarantor hereby affirmatively WAIVE AND RELEASE the Agent and the Banks from the same.

§11.  Ratification, Ect.  Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related there to are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§12.  No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Bank.

§13.  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§14.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

**Next page is signature page**

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

HPSC, INC.

By:	/s/ John W. Everets
Name:	John W. Everets
Title:	Chairman

FLEET NATIONAL BANK, individually and as Agent

By:	/s/ C. Christopher Smith
Name:	C. Christopher Smith
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Mitchell B. Feldman
Name:	Mitchell B. Feldman
Title:	Senior VP

PNC BANK, NATIONAL ASSOCIATION
(successor to National Bank of Canada)

By:	/s/ Edward Chonko
Name:	Edward Chonko
Title:	Asst. VP

BANKNORTH
(f/k/a First Massachusetts Bank, N.A.)

By:	/s/ Jon R. Sundstrom
Name:	Jon R. Sundstrom
Title:	Senior VP

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Catherine A. Fobes
Name:	Catherine A. Fobes
Title:	Asst. VP

Ratification by Guarantor

The undersigned Guarantor hereby acknowledges and consents to the foregoing Amendment as of May 6, 2002 and agrees that the Guaranty dated as of June 23, 1994 from the undersigned in favor of the Agent and each of the Banks, as amended by Omnibus Amendment No. 4 to Security Documents, dated as of May 12, 2000, and each of the other Security Documents to which it is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.

AMERICAN COMMERCIAL FINANCE CORPORATION

By:	/s/ John W. Everets
Name: John W. Everets
Title: Chairman

FOURTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

Schedule 1

Banks; Addresses; Commitments; Commitment Percentages

Bank’s Name and Address	Commitment	Percentage
Fleet National Bank 100 Federal Street Boston, MA 02110 Attn: Elisabet C. Hayes Phone: 617-434-5256 Fax: 617-434-4775	$31,437,127.50	41.91617%

KeyBank National Association One Canal Plaza Portland, ME 04101 Attn: Mitchell Feldman Phone: 207-874-7017 Fax: 207-874-7070	$16,616,760.00	22.15568%

PNC Bank, National Association 70 East 55th Street 14th Floor New York, NY 10022 Attention: Edward Chonko Phone 646-497-0272 Fax 646-497-0324	$8,982,037.50	11.97605%

Banknorth, N.A. 7 New England Executive Park Suite 700 Burlington, MA 01803 Attn: Jon R. Sundrom Phone: 781-229-3901 Fax: 781-229-5663	$8,982,037.50	11.97605%

Citizens Bank of Massachusetts 28 State Street Boston, MA 02109 Attn: David Farwell Phone: 617-725-5692 Fax: 617-725-5693	$8,982,037.50	11.97605%

Total	$75,000,000	100%